Exhibit 10.25

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ASTERISKS) HAVE BEEN OMITTED AS THE REGISTRANT HAS DETERMINED THAT THE INFORMATION IS BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Second Amendment to Master Services Agreement

This Second Amendment to Master Services Agreement (“Amendment”) is made by and between AstraZeneca UK Ltd (“AstraZeneca”) and Tempus Labs, Inc. (“Tempus”) and amends the Master Services Agreement between the Parties with an effective date of November 17, 2021 (as amended, the “Agreement”).

Background

Tempus and AstraZeneca have agreed to increase the number of Records available in the AZ Library. Accordingly, the Parties have agreed to amend the Agreement as set forth below.

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.	[***]. [***].

2.

Incorporation. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement will remain in effect as set forth in the Agreement. If this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment will supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purposes of this Amendment.

This Amendment is effective as of the later date of signature below (the “Amendment Effective Date”).

AstraZeneca UK Ltd		Tempus Labs, Inc.

By:	/s/ Ray Maskell	By:	/s/ Ryan Bartolucci

Name:	Ray Maskell	Name:	Ryan Bartolucci

Title:	Procurement Manager	Title:	CAO

Date:	Feb 21, 2023	Date:	Feb 20, 2023